SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /
Filed by a party other than the registrant      /   /

Check the appropriate box:
/ X / Preliminary proxy statement
/   / Definitive proxy statement
/   / Definitive additional materials
/   / Soliciting material pursuant to Rule 14a-11(c) or Rule
      14a-12

                     Oppenheimer U.S. Government Trust
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             (Name of Registrant as Specified in Its Charter)

             Connecticut Mutual Government Securities Account,
         a series of Connecticut Mutual Investment Accounts, Inc.
------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ X / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/   / Fee Computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
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(4) Proposed maximum aggregate value of transaction:
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/   / Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, schedule or registration statement no.:
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(3) Filing Party:
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(4) Date Filed:
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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                           Preliminary Copy


                                        March 1996


Your vote counts...

Dear Oppenheimer Multi-Government Trust Shareholder:

     We have scheduled a shareholder meeting for May 21, 1996 to consider and vote on some important items concerning your Fund. A notice of the meeting and a proxy statement detailing these matters are enclosed. Your Board of Trustees, which represents you in matters regarding your Fund, recommends approval of the items now being submitted to shareholders for a vote.

How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

What are the items?

- Election of Trustees. There are 5 nominees for Trustees up for election. A brief statement of each Trustee's names and backgrounds is included for your information.

- Ratification of Auditors. Your approval is requested on the appointment of the independent auditing firm that reviews the financial statements of your Fund.

- Change in Certain Fundamental Investment Policies. The fundamental investment policies described in the prospectus determine the types of securities that may be purchased by the Fund. Currently, the Fund has a fundamental investment policy that it will invest at least 65% of its total assets in U.S. or foreign government securities. In addition, the Fund has a non-fundamental investment policy that it must invest at least 30% of its total assets in U.S. government securities.

     The Fund's investment advisor requests your approval to amend some of these investment limitations to allow the portfolio managers more flexibility to seek high income potential worldwide by further diversifying the Fund's holdings in both foreign government and foreign corporate securities. Specifically, OppenheimerFunds, Inc., the investment advisor, recommends that the Fund adopt a non-fundamental policy to invest at least 65% of its total assets in bonds, with at least 50% of its total net assets in foreign securities. To reflect this change, the Fund would change its name. A proposed new name for the Fund is Oppenheimer World Bond Fund.

     The investment advisor believes the greater ability to diversify the Fund's assets in different types of foreign securities as well as in U.S. government and corporate securities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     If you have questions regarding these items, please contact your financial advisor or call us at 1-800-647-7374.

                                   Sincerely,



                                   Bridget A. Macaskill



P.S. Casting your vote is quick and easy, so please take a moment to complete the proxy ballot.

                                                           Perliminary Copy

                    OPPENHEIMER MULTI-GOVERNMENT TRUST

          Two World Trade Center, New York, New York 10048-0203

                Notice Of Annual Meeting Of Shareholders
                         To Be Held May 21, 1996

To The Shareholders of
Oppenheimer Multi-Government Trust:

     Notice is hereby given that an Annual Meeting of the Shareholders of Oppenheimer Multi-Government Trust (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Tuesday, May 21, 1996, or any adjournments thereof (the "Meeting"), for the following purposes:

     (1) To elect one Trustee in Class A to hold office until the term of such class shall expire in 1997, or until his/her successor is elected and shall qualify;

     (2) To elect four Trustees in Class C to hold office until the term of such class shall expire in 1999, or until their successors are elected and shall qualify;

     (3) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1995 (Proposal No. 1);

     (4)  To approve certain investment policy changes (Proposal
          No. 2); and

     (5) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 22, 1996, are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                         By Order of the Board of Trustees,

                         Andrew J. Donohue, Secretary
April 8, 1996
-----------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                    OPPENHEIMER MULTI-GOVERNMENT TRUST

          Two World Trade Center, New York, New York 10048-0203

                             PROXY STATEMENT

                     Annual Meeting Of Shareholders
                         To Be Held May 21, 1996


This Proxy Statement is furnished to the shareholders of Oppenheimer Multi-Government Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at an Annual Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Tuesday, May 21, 1996, or any adjournments thereof (the "Meeting"). For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1995, call Shareholder Financial Services, Inc., the Fund's transfer agent, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of Proposal No. 1 to ratify the selection of independent auditors, and in favor of Proposal No. 2 to approve certain investment policy changes, unless a choice is indicated to vote against or to abstain from voting on a Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received ("broker non-votes"). Abstentions and broker non-votes will be counted for purposes of determining a quorum and will have the same effect as a vote against a proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited personally or by telephone by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 22, 1996, the record date, there were __________ shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the proposals described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. [As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.]

                           ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, four Trustees in Class C are to be elected at the Meeting for a three year term, as described below. In addition, one Class A Trustee is to be elected for a one year term, as described below. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited cannot be voted for more than five nominees.

Each of the Class C nominees, Elizabeth Moynihan, Sidney M. Robbins, Donald W. Spiro and Pauline Trigere, is presently a Trustee and has been previously elected by shareholders of the Fund. All present Trustees of the Fund have been previously elected by the Fund's shareholders except for Ms. Bridget A. Macaskill, the Class A nominee who was appointed a Trustee in 1995 by the Fund's Board of Trustees. Each nominee has agreed to be nominated and to serve as a Trustee. The Class A Trustee to be elected at the Meeting is part of the first class of the Board, and shall serve as such for a one year term, or until her successor shall be duly elected and shall have qualified. Class C Trustees to be elected at the Meeting shall serve as such for a three year term, or until their respective successors shall be duly elected and shall have qualified, and constitute the third class of the Board. The first and second classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees of the Fund is also a trustee or director of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Discovery Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust, Oppenheimer Enterprise Fund and Oppenheimer U.S. Government Trust (together with the Fund, the "New York Oppenheimer funds"). Ms. Macaskill is President, Mr. Levy is Chairman and Mr. Spiro is Vice Chairman of the Fund and each of the other New York Oppenheimer funds.

     The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Adviser") or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York Oppenheimer funds without a break in service. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of March 22, 1996, certain Trustees owned shares of the Fund, as follows: ___________________________________________.
Except for the foregoing, [no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of March 22, 1996.]

                                                                  Term
Name and                  Business Experience                     Currently
Other Information         During the Past Five Years              Expires
Class A

Leon Levy                 General Partner of Odyssey Partners,    1997
first became a            L.P. (investment partnership);
Trustee or Director       Chairman of Avatar Holdings, Inc.
in 1959                   (real estate development).
Age: 70

Bridget A. Macaskill*     President, Chief Executive Officer      1997
first became a            and a Director of OppenheimerFunds,
Trustee or Director       Inc., the Fund's investment adviser
in 1995                   (the "Adviser"); Chairman and a
Age: 47                   Director of Shareholder Services, Inc.
                          ("SSI"), a transfer agent subsidiary
                          of the Adviser; President and a Director
                          of Oppenheimer Acquisition Corp. ("OAC"),
                          the Adviser's parent holding company; and
                          a Director of Oppenheimer Partnership
                          Holdings, Inc., a holding company
                          subsidiary of the Adviser; formerly an
                          Executive Vice President of the Adviser.

Clayton K. Yeutter        Of Counsel to Hogan & Hartson a law     1997
first became a            firm); a director of B.A.T.
Trustee or Director       Industries, Ltd. (tobacco and
in 1992                   financial services), Caterpillar,
Age: 65                   Inc. (machinery), ConAgra, Inc. (food
                          and agricultural products), Farmers
                          Insurance Company (insurance), FMC Corp.
                          (chemicals and machinery), and
                          Texas Instruments, Inc. (electronics);
                          formerly (in descending chronological
                          order); Counsellor to the President
                          (Bush) for Domestic Policy; Chairman
                          of the Republican National Committee;
                          Secretary of the U.S. Department of
                          Agriculture; and U.S. Trade
                          Representative.

Class B

Robert G. Galli*          Vice Chairman of the Adviser; Vice      1998
first became a            President and Counsel of OAC;
Trustee or Director       formerly held the following positions:
in 1993                   a director of the Adviser and
Age: 62                   OppenheimerFunds Distributor Inc.
                          ("OFDI"), a subsidiary of the Adviser
                          that is the general distributor of the
                          open-end Oppenheimer funds; Vice
                          President and a director of
                          HarbourView Asset Management
                          Corporation ("HarbourView") and
                          Centennial Asset Management
                          Corporation ("Centennial"), investment
                          adviser subsidiaries of the Adviser; a
                          director of Shareholder Financial
                          Services, Inc. ("SFSI") and Shareholder
                          Services, Inc. ("SSI"), transfer agent
                          subsidiaries of the Adviser; an officer
                          of other Oppenheimer funds; and
                          Executive Vice President and General
                          Counsel of the Adviser and OFDI.

Benjamin Lipstein         Professor Emeritus of Marketing,        1998
first became a            Stern Graduate School of Business
Trustee or Director       Administration, New York University;
in 1974                   Director of Sussex Publishers, Inc.
Age: 72                   (Publishers of Psychology Today and
                          Mother Earth News) and Director of
                          Spy Magazine, L.P.

Kenneth A. Randall        A director of Dominion Resources,       1998
first became a            Inc. (electric utility holding
Trustee or Director       company), Dominion Energy, Inc.
in 1980                   (electric power and oil & gas
Age: 68                   producer), Enron-Dominion Cogen Corp.
                          (cogeneration company), Kemper
                          Corporation (insurance and
                          financial services company) and
                          Fidelity Life Association (mutual
                          life insurance company); formerly
                          Chairman of the Board of ICL Inc.
                          (information systems), and President
                          and Chief Executive Officer of the
                          Conference Board, Inc. (international
                          economic and business research).

Edward V. Regan           Chairman of Municipal Assistance        1998
first became a            Corporation for the City of New York;
Trustee or Director       Senior Fellow of the Jerome Levy
in 1993                   Economics Institute; a member of the
Age: 63                   U.S. Competitiveness Policy Council; a
                          director of GranCare, Inc. (health
                          care provider); formerly New York
                          State Comptroller and a trustee, New
                          York State and Local Retirement Fund.

Russell S. Reynolds, Jr.  Founder and Chairman of Russell         1998
first became a            Reynolds Associates, Inc. (executive
Trustee or Director       recruiting); Chairman of Directors
in 1989                   Publication, Inc. (consulting and
Age: 64                   publishing); a trustee of Mystic
                          Seaport Museum, International House,
                          Greenwich Historical Society and
                          Greenwich Hospital.

Class C

Elizabeth Moynihan        Author and architectural historian;     1996
first became a            a trustee of the Freer Gallery of Art
Trustee or Director       (Smithsonian Institution), the
in 1992                   Institute of Fine Arts (New York
Age: 66                   University), National Building Museum;
                          a member of the Trustees Council,
                          Preservation League of New York State
                          and of the Indo-U.S. Sub-Commission
                          on Education and Culture.

Sidney M. Robbins         Chase Manhattan Professor Emeritus      1996
first became a            of Financial Institutions, Graduate
Trustee or Director       School of Business, Columbia
in 1963                   University; Visiting Professor of
Age: 84                   Finance, University of Hawaii; a
                          director of The Korea Fund, Inc.
                          (closed-end investment companies); a
                          member of the Board of Advisors of
                          Olympus Private Placement Fund,
                          L.P.; Professor Emeritus of
                          Finance, Adelphi University.

Donald W. Spiro*          Chairman Emeritus and a director of     1996
first became a            the Adviser; formerly Chairman of the
Trustee or Director       Adviser and of OFDI.
in 1985
Age: 70

Pauline Trigere           Chairman and Chief Executive Officer    1996
first became a            of Trigere, Inc. (design and sale of
Trustee or Director       women's fashions).
in 1977
Age: 83

--------------------
*A Trustee who is an "interested person" of the Fund under the Investment Company Act.

Vote Required. The affirmative vote of the holders of a majority of the shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held in the fiscal year ended October 31, 1995 and all of the Trustees now in office were present for at least 75% of those meetings.

The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Robbins (Vice Chairman) and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met four times during the fiscal year ended October 31, 1995 and all members now in office attended at least 75% of those meetings. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill and Mr. Spiro are also officers of the Fund) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended October 31, 1995, and (ii) from all 18 of the New York-based Oppenheimer funds (including the Fund) listed in the third paragraph of this section (and from Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund, which ceased operation following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown:

                                         Retirement        Total
                                         Benefits          Compensation
                         Aggregate       Accrues as        From All
                         Compensation    Part of           New York-based
Name and Position        from Fund       Fund Expenses     Oppenheimer funds1
Leon Levy                                                  $141,000.00
  Chairman and Trustee

Benjamin Lipstein                                          $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan                                      $ 86,200.00
  Study Committee
  Member and Trustee

Kenneth A. Randall                                         $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan                                            $ 68,800.00
  Audit Committee
  Member and Trustee

Russell S. Reynolds, Jr.                 $ 52,100.00
  Trustee

Sidney M. Robbins                                          $122,100.00
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere                                            $ 52,100.00
  Trustee

Clayton K. Yeutter                                         $ 52,100.00
  Trustee
-------------------
1For the 1995 calendar year.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York OppenheimerFunds.

Thomas P. Reedy, Vice President and Portfolio Manager; Age: 34.
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser.

Ashwin Vasan, Vice President and Portfolio Manager; Age: 33.
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

Andrew J. Donohue, Secretary; Age: 45.
     Executive Vice President and General Counsel of the Adviser and of OppenheimerFunds Distributor, Inc. ("OFDI"), the general distributor of the open-end Oppenheimer funds; an officer of other Oppenheimer funds; formerly: Senior Vice President and Associate General Counsel of the Adviser and OFDI; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59.
     Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 47.
     Senior Vice President and Associate General Counsel of the
     Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age: 37.
     Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 30.
     Assistant Vice President of the Adviser/Mutual Fund
     Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers
     Harriman & Co., a bank, and previously a Senior Fund
     Accountant for State Street Bank & Trust Company.

            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held December 14, 1995, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal year beginning November 1, 1995. Peat Marwick also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.

               APPROVAL OF CERTAIN INVESTMENT POLICY CHANGES
                             (Proposal No. 2)

Currently, the Fund has a fundamental investment policy that it will invest at least 65% of its total assets in U.S. or foreign
government securities.   In addition, as a matter of non-
fundamental policy, the Fund must invest at least 30% of its total assets in U.S. Government securities. The Adviser requests shareholder approval to amend certain of the Fund's investment policies.

Specifically, the Adviser recommends the following: (1) subject to shareholder approval, removing the current fundamental policy that the Fund shall invest at least 65% of its total assets in U.S. or foreign government securities, (2) adopting a non-fundamental policy that the Fund shall invest at least 65% of its total assets in bonds (defined, for purposes of this non-fundamental investment policy, to be debt securities), (3) removing the non-fundamental investment policy that the Fund shall invest at least 30% of its total assets in U.S. government securities, and (4) adopting a non-fundamental policy that the Fund shall invest at least 50% of its net assets in foreign securities.

These investment policy changes would allow the Fund's portfolio managers more flexibility to seek high income potential worldwide by further diversifying the Fund's holdings in both foreign government and foreign corporate securities. The Adviser believes the greater ability to diversify the Fund's assets in different types of foreign securities as well as in U.S. government and corporate securities may help protect your investment against volatility, as well as potentially add to your investment return over time. To reflect these investment policy changes, the Fund would change its name. A proposed new name for the Fund is "Oppenheimer World Bond Fund."

The Board of Trustees recommends approval of these proposed investment policy changes.

                          ADDITIONAL INFORMATION

The Adviser. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $50 billion as of March 1, 1996, and with more than
2.9 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048-0203. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111.
OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's [fifth] largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1995, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 482,637 shares of Class B voting stock, and
(iii) 943,135 shares of Class C non-voting stock. This collectively represented 81.6% of the outstanding common stock and 87.4% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 642,172 shares of the Class B voting stock, representing 14.6% of the outstanding common stock and 10.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 719,310 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill and Messrs. Galli and Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put
(sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period July 1, 1994 to December 31, 1995, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class B OAC options, for cash payments aggregating $1,421,800, Mr. Galli, who sold 10,000 shares of Class C OAC common stock to MassMutual for an aggregate of $787,900, for cash payments by OAC or MassMutual (subject to adjustment of the formula price) to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Jon S. Fossel, Chairman and a director; Donald W. Spiro, Vice Chairman and a director; Robert G. Galli and James C. Swain, Vice Chairmen; Robert
C. Doll, O. Leonard Darling, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents.

The Administrator. Mitchell Hutchins Asset Management Inc., an affiliate of PaineWebber Incorporated (the "Administrator"), serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator is 1285 Avenue of the Americas, New York, New York 10019.

                     RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1996 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                         By Order of the Board of Trustees,


                         Andrew J. Donohue, Secretary

April 8, 1996




proxy\675#4

                                                           Preliminary Copy


                    OPPENHEIMER MULTI-GOVERNMENT TRUST
       PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 21, 1996

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

               Please detach at perforation before mailing.
-------------------------------------------------------------------
Oppenheimer Multi-Government Trust
Proxy for Annual Shareholders Meeting to be held May 21, 1996

The undersigned shareholder of Oppenheimer Multi-Government Trust (the "Fund") does hereby appoint George C. Bowen, James C. Swain and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 21, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 11:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR EACH PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer Multi-Government Trust/Proxy for Annual Shareholders
Meeting to be held May 21, 1996.

Your shareholder vote is important!
Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

               Please detach at perforation before mailing.
-------------------------------------------------------------------
1.   Election of Trustees

     A) B. Macaskill
     B) E. Moynihan
     C) S. Robbins
     D) D. Spiro
     E) P. Trigere

     ____ FOR all nominees listed       ____ WITHHOLD AUTHORITY
     except as marked to the            to vote for all nominees
     contrary at left.  Instruction:    nominees listed at left.
     To withhold authority to vote
     for any individual nominee, line
     out that nominee's name at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

          FOR____        ____ AGAINST        ABSTAIN____

3.   Approval of investment policy changes (Proposal No. 2)

          FOR____        ____ AGAINST        ABSTAIN____

                    Dated:  ___________________________, 1996
                         (Month)        (Day)
                         ___________________________________
                              Signature(s)
                         ___________________________________
                              Signature(s)
                         Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

proxy\675#4